REVOCABLE PROXY
SCHEDULE 14A INFORMATION
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MB BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

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April 23, 2015
Dear Shareholder:
We invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of MB Bancorp, Inc. (the “Company”) to be held at the main office of Madison Bank of Maryland located at 1920 Rock Spring Road, Forest Hill, Maryland, on Tuesday, May 26, 2015, at 12:00 p.m., local time.
The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Madison Bank of Maryland, the Company’s wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the shareholders may have.
ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.
On behalf of the Board of Directors and all of the employees of MB Bancorp and Madison Bank of Maryland, I wish to thank you for your continued support.
Sincerely,

Julia A. Newton
President and Chief Executive Officer

MB Bancorp, Inc.
1920 Rock Spring Road
Forest Hill, Maryland 21050
(410) 420-9600

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 p.m. on Tuesday, May 26, 2015
PLACE	Madison Bank of Maryland 1920 Rock Spring Road Forest Hill, Maryland 21050
ITEMS OF BUSINESS	(1) To elect two directors to serve for terms of three years;
(2) To ratify the selection of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2015;
(3) To vote on a non-binding resolution to approve the compensation of the named executive officers;
(4) To vote on the frequency of the advisory vote on the compensation of the named executive officers; and
(5) Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.
RECORD DATE	In order to vote, you must have been a shareholder at the close of business on April 13, 2015.
PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or the voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS
Kimberly L. Ende Corporate Secretary
Forest Hill, Maryland
April 23, 2015
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting
to be held on May 26, 2015.
The proxy statement, proxy card and annual report to shareholders are available on the Internet at http://www.edocumentview.com/mbcq.

PROXY STATEMENT

GENERAL INFORMATION
We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of MB Bancorp, Inc. for the 2015 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to MB Bancorp, Inc. as “MB Bancorp,” the “Company,” “we,” “our” or “us.” MB Bancorp is the holding company for Madison Bank of Maryland. In this proxy statement, we may also refer to Madison Bank of Maryland as the “Bank.”
We are holding the 2015 annual meeting of shareholders at the main office of Madison Bank of Maryland located at 1920 Rock Spring Road, Forest Hill, Maryland, on Tuesday, May 26, 2015 at 12:00 p.m., local time.
We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 23, 2015.
INFORMATION ABOUT VOTING
Who Can Vote at the Meeting
You are entitled to vote the shares of MB Bancorp common stock that you owned as of the close of business on April 13, 2015. As of the close of business on April 13, 2015, a total of 2,116,000 shares of MB Bancorp common stock were outstanding. Each share of common stock has one vote.
The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.
Ownership of Shares; Attending the Meeting
You may own shares of MB Bancorp in one of the following ways:
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Directly in your name as the shareholder of record;

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Indirectly through a broker, bank or other holder of record in “street name”; or

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Indirectly in the Madison Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) or the Madison Bank of Maryland 401(k) Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.
If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of MB Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP or the 401(k) Plan, see “— Participants in the ESOP and 401(k) Plan” for information on how to vote your shares.
Quorum and Vote Required
Quorum.   We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.
Votes Required for Proposals.   At this year’s annual meeting, shareholders will elect two directors to serve for terms of three years. In voting on the election of directors, you may vote in favor of a nominee, withhold votes as to all nominees, or withhold votes as to a specific nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.
In voting on the ratification of the appointment of Stegman & Company as our independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To ratify the selection of Stegman & Company as our independent registered public accounting firm for fiscal year 2015, the affirmative vote of a majority of the votes cast at the annual meeting is required.
In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required.
In the advisory vote on the frequency of the shareholder vote to approve the compensation of the named executive officers, you may vote for a frequency of every one, two, or three years or abstain from voting. The option of one year, two years or three years that receives the highest number of votes cast will be the frequency selected by the Company’s shareholders.
How We Count Votes.   If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.
In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.
In counting the votes on the proposal to ratify the appointment of the independent registered public accountants, the non-binding resolution to approve the compensation of the named executive officers and the proposal with respect to the frequency of the shareholder vote to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.
Effect of Not Casting Your Vote.   If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors, on the advisory vote to approve the compensation of the named executive officers, and on the proposal on the frequency of the advisory vote on the compensation of the named executive officers (Proposals 1, 3 and 4 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, with respect to the advisory vote to approve the compensation of the named executive officer or with respect to the proposal on the frequency of the advisory vote on the compensation of the named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement).
Voting by Proxy
The Board of Directors of MB Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of MB Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of MB Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.
The Board of Directors recommends that you vote:
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“FOR” the nominees for director;

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“FOR” ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

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“FOR” the approval of the compensation of the named executive officers; and

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To hold the advisory vote to approve the compensation of the named executive officers “every year.”

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your MB Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.
You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.
Participants in the ESOP and 401(k) Plan
If you participate in the ESOP or the 401(k) Plan, you will receive a voting instruction card for each plan that will reflect all shares you may vote under the respective plans. Under the terms of the ESOP, the ESOP trustees vote all allocated shares of Company common stock held by the ESOP as directed by the plan participants. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which timely voting instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP trustees receive from participants. Under the terms of the 401(k) Plan, a participant is entitled to direct the 401(k) Plan MB Bancorp, Inc. Stock Fund trustees as to the voting of shares in the MB Bancorp, Inc. Stock Fund credited to his or her account. The trustees, subject to the exercise of their fiduciary duties, will vote all shares for which no directions are given or for which instructions were not timely received in a manner calculated to most accurately reflect the instructions the trustee receives from participants. The deadline for returning your voting instructions for the ESOP and the 401(k) Plan is 11:59 p.m., Eastern Time, on Tuesday, May 19, 2015.
CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
The Company’s Board of Directors currently consists of eight members, all of whom, as well as the nominees for director, are independent under the listing standards of the NASDAQ Stock Market, except for Julia A. Newton, President and Chief Executive Officer of MB Bancorp and Madison Bank of Maryland, and Lawrence W. Williams, Senior Executive Vice President of MB Bancorp and Madison Bank of Maryland. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to officers, directors and related parties.
Board Leadership Structure and Board’s Role in Risk Oversight
The Company’s Senior Executive Vice President also serves as the Chairman of the Board of Directors. The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer and the Senior Executive Vice President. However, the Board does not believe that mandating a particular structure, such as an independent Chairman of the Board, is necessary to achieve effective oversight. The Board of the Company is currently comprised of eight directors. Six of these eight members are independent directors under the listing standards of the NASDAQ Stock Market. The Senior Executive Vice President has no greater nor lesser vote on matters considered by the Board than any other director, and the Senior Executive Vice President does not vote on any related party transaction. All directors of the Company, including the Senior Executive Vice President, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, an independent Chairman of the Board would not serve to enhance or diminish the fiduciary duties of any director of the Company.
To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and the Senior Executive Vice President, and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. In the opinion of the Board of Directors, an independent chairman does not add any value to this already effective process.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit, interest rate, liquidity, operational, strategic, regulatory and reputation risks. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.
Committees of the Board of Directors
The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.
Director	Audit Committee	Compensation Committee	Nominating Committee
John Fiorini			X
Barry A. Kuhne	X
Julia A. Newton
Michael Nobile	X	X
William D. Schmidt, Sr.		X	X*
James R. Vittek			X
Lawrence W. Williams
Douglas S. Wilson	X*	X*
Number of Meetings in 2014	1	0	0

*
Denotes Chairperson

Audit Committee.   The Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Board of Directors has designated Douglas S. Wilson as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Compensation Committee.   The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The Compensation Committee reports its evaluations and findings to the full Board of Directors. The Company’s Chief Executive Officer and Senior Executive Vice President, who also serve as directors of the Company and the Bank, do not participate in deliberations regarding their own compensation. The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Nominating/Corporate Governance Committee.   The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of shareholders, ensuring the Board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Minimum Qualifications.   The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s governing documents. In particular, the Company’s Bylaws include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.
The Nominating Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.
In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.
Director Nomination Process.   The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:
Identification.   For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the local communities served by the Bank. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating Committee has not previously used an independent search firm in identifying nominees.

Evaluation.   In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.
Consideration of Recommendations by Shareholders.   It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.
Procedures to be Followed by Shareholders.   To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:
1.
The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.
The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address of such shareholder, as they appear on the Company’s books, provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.
A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.
Board and Committee Meetings
During the fiscal year ended December 31, 2014, the Board of Directors of the Company held three special meetings, and the Board of Directors of the Bank held 12 regular meetings and four special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and Committees on which he or she served.
Director Attendance at Annual Meeting of Shareholders
While the Company has no formal policy on director attendance at the annual meeting of shareholders, all directors are encouraged to attend annual shareholder meetings.
Code of Ethics and Business Conduct
MB Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees, officers and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.
Director Compensation
The following table provides the compensation received by individuals, who are not executive officers, who served as directors of the Company and the Bank during the year ended December 31, 2014.
	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
John Fiorini	$8,275	$—	$8,275
Linwood Jarrell, Jr.(1)	4,375	3,250	7,625
Barry A. Kuhne	11,900	—	11,900
Michael Nobile	7,625	—	7,625
William D. Schmidt, Sr.	8,275	—	8,275
James R. Vittek	7,625	—	7,625
Douglas S. Wilson	9,825	—	9,825

(1)
Mr. Jarrell, who had been Chairman of the Board of Directors, retired from the Board of Directors and was named a director emeritus in August 2014. Amounts shown include $4,375 in fees paid for his service as Chairman of the Board of Directors and $3,250 paid for his service as director emeritus.

Cash Retainers and Meeting Fees for Non-Employee Directors.   The following table sets forth the applicable fees that were paid during the year ended December 31, 2014 to our non-employee directors for their service on the Bank’s Board of Directors. Members of the Board of Directors of MB Bancorp do not receive additional fees for service on the Company’s Board of Directors.
Board of Directors of Madison Bank of Maryland:
Fee for each Board meeting attended	$650(1)
Additional fee for committee meeting attended	275(1)

(1)
Board and committee meeting attendance fees were increased from $625 and $250, respectively, effective August 1, 2014.

Director Emeritus Policy
Non-employee directors who have attained age 70 with 15 years of continuous service on the Board of Directors or who have become incapacitated at any age with 15 years of service on the Board of Directors are eligible to become a director emeritus. If an eligible individual serving on the Board of Directors is appointed and accepts an appointment as a director emeritus, the appointment is for life, unless the director is removed by the Board of Directors for any reason. While serving as a director emeritus, individuals may attend regular Board meetings and discuss any question under consideration, provided however, that such directors emeritus shall cast no vote. Each director emeritus received annual compensation of  $7,625 in fiscal year 2014. At December 31, 2014, we had three directors emeritus that were receiving compensation under this plan as a director emeritus.
AUDIT RELATED MATTERS
Report of the Audit Committee
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of Stegman & Company as the Company’s independent registered public accounting firm for the 2015 fiscal year.
Audit Committee of the Board of Directors
of MB Bancorp, Inc.
Douglas S. Wilson (Chairman)
Barry A. Kuhne
Michael Nobile

Auditor Fees
The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2014 and 2013 by Stegman & Company:
	2014	2013
Audit fees(1)	$43,112	$37,529
Audit-related fees	59,102	—
Tax fees(2)	6,500	5,900
All other fees	—	—
Total	$108,713	$43,429

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company and the Bank and the Company’s consolidated financial statements. The amount also includes fees related to the review of financial statements included in the Company’s Registration Statement on Form S-1 for its initial stock offering and in the Quarterly Report on Form 10-Q, as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants
The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended December 31, 2014, all services were approved in advance by the Audit Committee in compliance with these procedures.
STOCK OWNERSHIP
Persons and groups beneficially owning in excess of 5% of the Company’s common stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth as of the Record Date, certain information as to the common stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the common stock, by each of the Company’s directors, by the non-director executive officers of the Company and by all executive officers and directors as a group.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares Outstanding(3)
Persons Owning Greater Than 5%:
Madison Bank of Maryland Employee Stock Ownership Plan Trust 1920 Rock Spring Road Forest Hill, Maryland 21050	169,280	8.0%
Stilwell Partners, L.P.(4) Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Value LLC Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006	197,183	9.3

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares Outstanding(3)
Warren A. Mackey(5) Homestead Partners, LP Arles Advisors Inc. 40 Worth Street, 10th Floor New York, New York 10013	200,000	9.5
Maltese Capital Management LLC(6) Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	126,000	5.9
Directors:
John Fiorini	250(7)	*
Barry A. Kuhne	10,250(8)	*
Julia Newton	7,948(9)	*
Michael Nobile	3,000	*
William D. Schmidt, Sr.	2,800(10)	*
James R. Vittek	—	—
Lawrence W. Williams	30,000(11)	1.4
Douglas S. Wilson	2,000	*
Named Executive Officers:
Lisa McGuire-Dick	3,389(9)	*
Robin L. Taylor	538(9)	*
All executive officers and directors as a group (10 persons)	60,175	2.8

*
Less than 1%.

(1)
All directors and the named executive officers listed have the Company’s address, 1920 Rock Spring Road, Forest Hill, Maryland 21050.

(2)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any share of common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The listed amounts do not include shares with respect to which Directors Newton and Williams and Executive Officer McGuire-Dick share voting power by virtue of their positions as trustees of the trust holding the ESOP shares. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of the Record Date, 940 shares had been allocated. The amounts shown include the following shares held under the ESOP for the benefit of Ms. Newton, 61 shares; Mr. William, 61 shares; Ms. McGuire-Dick, 48 shares; and Ms. Taylor, 43 shares.

(3)
Based on 2,116,000 shares outstanding as of the Record Date.

(4)
Based on a Schedule 13D filed with the Securities and Exchange Commission on January 9, 2015. The Schedule 13D was filed by Joseph Stilwell with respect to the shares of Company common stock beneficially owned by Joseph Stilwell, including shares held in the names of Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P. and Stilwell Value LLC in Mr. Stilwell’s

capacities as the managing member and 99% owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, L.P. and Stilwell Activist Investments, L.P., and the general partner of Stilwell Partners, L.P. Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell each have shared voting power and shared dispositive power over the 197,183 shares of Company common stock.
(5)
Based on a Schedule 13D filed with the Securities and Exchange Commission on January 7, 2015 with respect to 200,000 shares of Company common stock, beneficially owned by (i) Homestead Partners LP, a Delaware limited partnership (“Homestead”); (ii) Arles Advisors Inc., the general partner of Homestead; and (iii) Warren A. Mackey, who is the sole shareholder, director and officer of Arles Advisors Inc. Homestead, Arles Advisors Inc. and Mr. Mackey share voting power and dispositive power over the reported shares.

(6)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2015 with respect to 126,000 shares of Company common stock which may be deemed to be beneficially owned by Maltese Capital Management LLC (“MCM”) by reason of its position as investment advisor, which shares are held of record by clients of MCM, and by Terry Maltese, who is the managing member of MCM. MCM and Mr. Maltese share voting power and dispositive power over the reported shares.

(7)
Consists of shares held in a trust.

(8)
Includes 250 shares held as a custodian under the Uniform Trust to Minors Act.

(9)
Shares are held in the reporting person’s account in the 401(k) Plan.

(10)
Includes 800 shares held as a custodian for his grandchildren.

(11)
Includes 14,350 shares held in his account under the 401(k) Plan.

ITEMS TO BE VOTED ON BY SHAREHOLDERS
ITEM 1 — ELECTION OF DIRECTORS
The Company’s Board of Directors currently consists of eight members who are elected for terms of three years, approximately one-third of whom are elected annually. The Board of Directors’ nominees for election this year, to serve for three-year terms or until their successors have been elected and qualified, are Barry A. Kuhne and Julia A. Newton.
Unless you indicate on the proxy card that your shares should not be voted for each nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why the nominees might be unable to serve.
The Board of Directors recommends a vote “FOR” the election of Mr. Kuhne and Ms. Newton.
Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2014. The starting year of service as a director relates to service on the Board of Directors of Madison Bank of Maryland.
Nominees for Election as Director
Nominees for election to serve for a three-year term expiring in 2018:
Barry A. Kuhne has been the Owner/President of Signature Healthcare, a provider of home medical equipment and respiratory services in Hunt Valley, Maryland, since 1998. He also is the owner of Benefit Systems Management, a third-party medical and pension benefits administrator, where he served as President from 1982 to June 2011. Age 69. Director since 1996.

Mr. Kuhne provides the Board with significant strategic, operational and management knowledge through his experience as President of Signature Healthcare. In addition, Mr. Kuhne’s strong leadership skills and strategic vision have made him a significant contributor to the Board of Directors.
Julia A. Newton has been the President and Chief Executive Officer of Madison Bank of Maryland since January 2013. She served as Senior Vice President and Compliance Officer of Madison Bank of Maryland from September 2000 until being named President and Chief Executive Officer. Age 51. Director since 2009.
Ms. Newton’s over 34 years of banking experience, including 15 years with Madison Bank of Maryland, have provided her with strong leadership and managerial skills, as well as a deep understanding of the financial industry. In addition, Ms. Newton’s knowledge of all aspects of our business and its history, combined with her success and strategic vision, position her well to serve as our President and Chief Executive Officer.
Directors Continuing in Office
The following directors have terms ending in 2016:
John Fiorini retired in February 2000. Prior to retirement, Mr. Fiorini was the owner of John Fiorini, Inc., a brick contractor and owner of a local hardware store in Hydes, Maryland. Age 77. Director since 1996.
Mr. Fiorini’s extensive management experience having been a builder and business owner in our market area for many years has afforded him with leadership skills that are valuable to the Board. His knowledge of our market area greatly assists us in our marketing efforts.
William D. Schmidt, Sr. was the owner of A&S Trucking Service, Inc., a trucking company based in Hunt Valley, Maryland, until his retirement in April 2009. Age 74. Director since 1993.
Mr. Schmidt provides extensive leadership and managerial expertise from his many years as a business owner. His experience with risk management, strategic planning and knowledge of our market area makes him a vital component to our board.
Douglas S. Wilson has been the owner of Douglas S. Wilson & Company, CPA’s, an accounting firm in Aberdeen, Maryland, since 1981. He also served as the Mayor of Aberdeen, Maryland from April 1998 to November 2005. Age 61. Director since 2000.
Mr. Wilson has lived in Madison Bank of Maryland’s market area his entire life and has developed extensive ties within. Additionally, Mr. Wilson’s management experience as business owner of his accounting firm in the local area have provided him with leadership experience and expertise that is valuable to our Board of Directors
The following directors have terms ending in 2017:
Michael Nobile has been the General Manager of Harley-Davidson motorcycle retail dealers since January 1998. Age 65. Director since 1999.
Having lived and operated businesses in the greater Baltimore and surrounding areas for his entire life, Mr. Nobile provides extensive knowledge of Madison Bank of Maryland’s market area. Mr. Nobile’s extensive leadership and managerial skills make him a vital component to a well-rounded Board.
James R. Vittek was the owner of an electrical firm in Baltimore County, Maryland until his retirement in 2006. Age 81. Director since 1983.
Mr. Vittek has lived and operated his business in the greater Baltimore area his entire life. His extensive knowledge of our market area and its history, combined with his leadership skills makes him valuable to the Board.

Lawrence W. Williams has been with Madison Bank of Maryland since September 2001, serving as President and Chief Executive Officer from April 2002 to December 2012. At that time, he retired as President and Chief Executive Officer of Madison Bank of Maryland but continued his service as Senior Executive Vice President. He was named Chairman of the Board of Directors of Madison Bank of Maryland in August 2014 and also serves as the Chairman of the Board of Directors of MB Bancorp. Age 60. Director since 2000.
Through his affiliation with Madison Bank of Maryland for over 14 years and with over 40 years in the banking industry, Mr. Williams brings in-depth knowledge and understanding of the banking business and our history, operations and customer base. In addition, Mr. Williams has been a resident of our market area for many years and is an active member of the community. Mr. Williams’ active involvement in the community has helped him establish a network of contacts that greatly assists us in our marketing efforts.
ITEM 2 —
RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Stegman & Company to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, subject to ratification by shareholders. A representative of Stegman & Company is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
If the ratification of the appointment of the independent registered public accounting firm is not approved by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.
The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.
ITEM 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our shareholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of the named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:
“Resolved, that the shareholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”
Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.
ITEM 4 —
ADVISORY VOTE ON THE FREQUENCY OF A SHAREHOLDER VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Act requires, among other things, that SEC-reporting companies obtain a non-binding shareholder vote on the frequency of the shareholder votes on executive compensation (at least once every six years) in addition to a non-binding shareholder vote on executive compensation (at least once every three years).
The proposal gives the Company’s shareholders the opportunity to determine whether the frequency of shareholder votes on executive compensation will be every one, two or three years. shareholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their own choice as among the frequency options.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of shareholder votes on executive compensation.
The Board of Directors unanimously recommends a vote for the approval of a shareholder vote to approve the compensation of the named executive officers being conducted “EVERY YEAR.”
EXECUTIVE COMPENSATION
Summary Compensation Table
The following information is furnished for our principal executive officer and the two next most highly compensated executive officers whose total compensation for the year ended December 31, 2014 exceeded $100,000. No other executive officer received total compensation for the year of more than $100,000. These individuals are referred to in this proxy as “named executive officers.”
Name and Principal Position	Year	Salary	Bonus	All Other Compensation(3)	Total
Julia A. Newton President and Chief Executive Officer	2014	$105,100	$541(2)	$12,111	$117,752
	2013	105,100	—	10,667	115,767
Lawrence W. Williams Senior Executive Vice President	2014	105,100	541(2)	12,143	117,784
	2013	105,100	—	10,680	115,780
Vickilynn Zimmerman(1) Vice President	2014	102,000	541(2)	8,131	110,672
	2013	102,000	—	10,602	112,602

(1)
Ms. Zimmerman transferred to a position as Community Reinvestment Act Officer and Vice President in charge of Business Development in July 2014 and is no longer an executive officer. She resigned as a director in July 2014.

(2)
Represents a discretionary year-end holiday bonus given to all employees.

(3)
Details of the amounts disclosed in the “All Other Compensation” for 2014 are provided in the table below:

	Ms. Newton	Mr. Williams	Ms. Zimmerman
Employer safe harbor contribution to 401(k) Plan	$3,184	$3,211	$3,118
Directors fees(a)	8,275	8,275	4,375
Employee stock ownership plan allocation	652	657	638
Total	$12,111	$12,143	$8,131

(a)
Beginning in January 2015, the Company eliminated the payment of director fees to executive officers who serve as directors. In connection with this, the Company increased the salaries of the two executive officers currently serving as directors by an amount substantially equal to the director fees they earned in 2014.

Outstanding Equity Awards at End of Fiscal Year.   None of the named executive officers had any outstanding awards at the end of 2014 fiscal year as the Company has not yet adopted any such equity compensation plan.
Employment Agreements.   The Company and the Bank have each entered into employment agreements with Julia A. Newton, President and Chief Executive Officer of the Company and the Bank and Lawrence W. Williams, Senior Executive Vice President of the Company and the Bank. The employment agreements provide for three-year terms. The Boards of Directors of the Bank and the Company may extend the terms of the agreements annually following a review of the agreements and each executive’s job performance. Under their respective employment agreements, Ms. Newton’s current base salary is $112,900 and Mr. William’s current base salary is $112,900. The employment agreements provide for, among other things, participation in stock-based benefit plans and fringe benefits applicable to Ms. Newton and Mr. Williams. The agreements also provide for certain payments and benefits to Ms. Newton and Mr. Williams following their termination of employment due to a change in control, their death, disability, or upon termination without cause or for Good Reason (as defined in each employment agreement).
Pursuant to the terms of each of the employment agreements, the Bank or the Company, as applicable, will pay or reimburse Ms. Newton and Mr. Williams for all reasonable costs and legal fees paid or incurred by the executives in any dispute or question of interpretation relating to the employment agreement if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and the Company, as applicable, will indemnify Ms. Newton and Mr. Williams to the fullest extent legally allowable. In addition, the agreements provide that, except in the event of a change in control, Ms. Newton and Mr. Williams are subject to a one-year non-compete clause in the event their employment is terminated.
Change in Control Agreements.   The Bank has entered into change in control agreements with Lisa M. McGuire-Dick, Senior Vice President of Human Resources, and Robin L. Taylor, Chief Financial Officer of the Company and the Bank. The change in control agreements provide for a two-year term. The Board of Directors of the Bank may extend the terms of the agreements annually following a review of the agreements and each executive’s job performance.
Potential Payments Upon Termination or Change in Control
Termination Without Cause or for Good Reason.   The employment agreements with Ms. Newton and Mr. Williams provide each executive with a severance benefit equal to 36 month’s base salary in the event the Bank or the Company terminates their employment without Cause or if Ms. Newton or Mr. Williams voluntarily terminates employment with the Bank and the Company for Good Reason. The cash severance benefit would be paid over a 36 month period in accordance with the Bank’s regular pay practices. In addition, the executives are entitled to post-termination health and dental insurance coverage until the first to occur: (i) executive’s return to employment with the Bank or another employer, (ii) executive’s attainment of age 65, (iii) executive’s death, or (iv) the end of the thirty-six (36) month period following termination of employment.
Termination following a Change on Control.   If a Change in Control occurs during the term of the employment agreements and, thereafter during the then remaining term of the agreements, employment with the Bank or the Company is terminated involuntarily but without Cause or Ms. Newton and/or Mr. Williams voluntarily terminates employment with Good Reason, the agreements provide for a lump sum cash payment equal to three (3) times the executive’s average annual compensation. The agreements define annual compensation to mean the executive’s taxable income reported by the Bank for the five (5) calendar years immediately preceding the calendar year in which the Change in Control occurs. In addition, the agreements provide post-termination health and dental insurance until the first to occur: (i) executive’s return to employment with the Bank or another employer, (ii) executive’s attainment of age 65, (iii) executive’s death, or (iv) the end of the thirty-six (36) month period following termination of employment. Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times an executive’s “base amount” constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The employment agreements with Ms. Newton and Mr. Williams provide that if the total value of the benefits provided and payments made to them in connection with a change in control, either under their employment agreements alone or together with other payments and benefits that they have the right to receive from the Bank or the Company, exceed three times their base amount (“280G Limit”), their cash severance payment will be reduced or revised so that the aggregate payments and benefits do not exceed their 280G Limit.
Under the terms of the change in control agreements, in the event Ms. McGuire-Dick and Ms. Taylor are involuntarily terminated (for reason other than just cause) or voluntary termination for good reason (as defined in the agreements) within one year of a change in control, the executives are entitled to a lump sum cash severance payment equal to 18 months of the executive’s then current base salary or base salary as of the date of the change in control, whichever is greater. In addition, the agreements provide for post-termination health and dental insurance coverage for a period of 12 months following termination of employment or if earlier executive’s death or attainment of age 65. The agreements also insure that payments made and benefits afforded to the executives under the agreements and otherwise will not exceed their 280G Limits.
OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in MB Bancorp common stock during the year ended December 31, 2014.
Transactions with Related Persons
Loans and Extensions of Credit.   The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by banks to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.
In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Madison Bank of Maryland’s capital and surplus, up to a maximum of  $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.
The outstanding balance of loans extended by Madison Bank of Maryland to its executive officers and directors and related parties was $955,000 at December 31, 2014, or approximately 2.67 % of shareholders’ equity. Such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Madison Bank of Maryland, and did not involve more than the normal risk of collectability or present other unfavorable features when made. The loans were performing according to their original terms at December 31, 2014.
Other Transactions.   Except as set forth above under “— Loans and Extensions of Credit,” during the year ended December 31, 2014, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers, directors and nominee for director had or will have a direct or indirect material interest.
Policies and Procedures for Approval of Related Persons Transactions.   The Company maintains a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:
•
the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•
the Company is, will or may be expected to be a participant; and

•
any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:
•
any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•
any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•
any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:
•
whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•
the size of the transaction and the amount of consideration payable to the related person;

•
the nature of the interest of the related person;

•
whether the transaction may involve a conflict of interest; and

•
whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Audit Committee, participate in some or all of the discussion relating to the transaction.
SUBMISSION OF BUSINESS PROPOSALS AND
SHAREHOLDER NOMINATIONS
The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 25, 2015. If next year’s annual meeting is held on a date more than 30 calendar days from May 26, 2016, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a shareholder who has given appropriate notice to the Company before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s Corporate Secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the shareholder, the shareholder’s ownership in the Company and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing shareholder. A copy of the Company’s Bylaws may be obtained from the Company.
SHAREHOLDER COMMUNICATIONS
The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Kimberly L. Ende, Corporate Secretary, MB Bancorp, Inc., 1920 Rock Spring Road, Forest Hill, Maryland 21050. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate Board committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.
MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.
The Company’s Annual Report to shareholders has been mailed to persons who were shareholders as of the close of business on April 13, 2015. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.
If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.
A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2014, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on April 13, 2015 upon written request to Kimberly L. Ende, Corporate Secretary, MB Bancorp, Inc., 1920 Rock Spring Road, Forest Hill, Maryland 21050.
BY ORDER OF THE BOARD OF DIRECTORS

Kimberly L. Ende
Corporate Secretary
Forest Hill, Maryland
April 23, 2015

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 0225JD 1 U P X + Annual Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A For Against Abstain 2. The ratification of the appointment of Stegman & Company as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. 4. The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers. For Against Abstain 3. The approval of the compensation of the named executive officers. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IMPORTANT ANNUAL MEETING INFORMATION Any such matters as they may properly come before the meeting, or any adjournments thereof. One Year Two Year Three Years Abstain Proposals — The Board of Directors recommends a vote FOR the named nominees, FOR Proposals 2 and 3 and, with respect to Proposal 4, “One Year.” 01 – Barry A. Kuhne 02 – Julia A. Newton 1. Election of Directors: For Withhold For Withhold 1234 5678 9012 345 MMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MMMMMMM MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C123456789 C 1234567890 J N T 2 3 6 2 4 3 1 MMMMMMMMMMMMMMM 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 26, 2015. Vote by Internet • Go to www.investorvote.com/MBCQ • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Notice of 2015 Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES AND PROPOSALS 2 AND 3 AND, WITH RESPECT TO PROPOSAL 4, “ONE YEAR.” THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NAMED NOMINEES AND PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote of the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Company, prior to the execution of this
Proxy, Notice of the Annual Meeting, a Proxy Statement dated April 23, 2015 and the Company’s 2014 Annual Report to the Shareholders. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. (Items to be voted appear on reverse side.) . Revocable Proxy — MB Bancorp, Inc. 2015 Annual Meeting of Shareholders MB BANCORP, INC. May 26, 2015 12:00 p.m. REVOCABLE PROXY The undersigned hereby appoints John Fiorini, William D. Schmidt, Sr. and James R. Vittek with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of MB Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at Madison Bank of Maryland’s main office located at 1920 Rock Spring Road, Forest Hill, Maryland on Tuesday, May 26, 2015 at 12:00 p.m., local time, and at any and all adjournments thereof, as follows thereon. The Proxy Statement and the 2014 Annual Report to Shareholders are available at: www.edocumentview.com/mbcq qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Dear Participant
As a participant in the Madison Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct Julia A. Newton, Lawrence W. Williams and Lisa M. McGuire-Dick (collectively referred to as the “ESOP Trustees”) how to vote the shares of MB Bancorp, Inc. (the “Company” or “MB Bancorp”) common stock allocated to your ESOP account on the proposals presented at the Annual Meeting of Shareholders of MB Bancorp on May 26, 2015 (the “Annual Meeting”).
The ESOP Trustees will vote all allocated shares of MB Bancorp common stock as directed by the ESOP participants. The ESOP Trustees will vote unallocated shares of MB Bancorp common stock held in the ESOP Trust and the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustees receive from participants, subject to their fiduciary duties.
HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS
The enclosed ESOP Voting Instruction Card allows you to transmit your voting instructions to the ESOP Trustees via US Mail (a postage-paid envelope is provided), the internet or by telephone. Please note that to direct the ESOP Trustees to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions, electing not to vote on a matter is not considered an instruction to the ESOP Trustees.
CONFIDENTIALITY OF VOTING INSTRUCTIONS
Your specific voting instructions to the ESOP Trustees will be completely confidential. The Company’s transfer agent (“Computershare”) will tabulate the voting instructions provided by ESOP participants and report the aggregate voting results to the ESOP Trustees. Computershare has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of MB Bancorp or Madison Bank of Maryland.
DELIVERY OF PROXY MATERIALS
A copy of the Company’s Annual Meeting Proxy Statement (“Proxy Statement”) and a copy of its 2014 Annual Report to Shareholders are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Tuesday, May 26, 2015, at 12:00 p.m., local time, in Forest Hill, Maryland.
DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS
Your voting instructions must be received by Computershare by 11:59 p.m. Central Time on May 19, 2015. If you participate in more than one Madison Bank of Maryland benefit plan that holds MB Bancorp common stock, please provide voting instructions for all of the benefit plans.
Sincerely,

Julia A. Newton
President and Chief Executive Officer

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X0225MC1 U P X +ESOP VOTING INSTRUCTION CARD.+A Proposals — The Board of Directors recommends a vote FOR the named nominees, FOR Proposals 2 and 3 and, withrespect to Proposal 4, ‘‘One Year.’’For Against Abstain2. The ratification of the appointment of Stegman & Companyas the company’s independent registered public accountingfirm for the fiscal year ending December 31, 2015.4. The approval of the frequency of a shareholder vote toapprove the compensation of the named executive officers.For Against Abstain3. The approval of the compensation of the named executiveofficers.IMPORTANT ANNUAL MEETING INFORMATIONOneYearTwoYearThreeYears Abstain01 – Barry A. Kuhne 02 – Julia A. Newton1. Election of Directors: For Withhold For WithholdC Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears on this voting instruction card.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.B Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below.qIF YOU HAVE NOT VOTED VIA THE INTERNET OR
TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your voting instruction card, you may choose one ofthe voting methods outlined below to vote.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Your voting instruction card must be received by 11:59 p.m., CentralTime, on May 19, 2015.Vote by InternetGo to www.investorvote.com/MBCQ Or scan the QR code with your smartphone Follow the steps outlined on the secure websiteVote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone Follow the instructions provided by the recorded message

Notice of 2015 Annual Meeting of ShareholdersThe undersigned acknowledges receipt from the Company prior to the execution of this voting instruction card, of a Notice of Annual Meeting, a ProxyStatement dated April 23, 2015 and the Company’s 2014 Annual Report to Shareholders.In order to be effective, voting instructions must be received by Computershare no later than 11:59 p.m. Central time on May 19, 2015. You must specificallymark your instructions on this voting instruction card. Items left blank will not be considered instructions to the ESOP Trustees.The Board of Directors of the Company recommends a vote ‘‘FOR’’ the named nominees and Proposals 2 and 3 and, with respect to Proposal 4, ‘‘One Year.’’(Items to be voted appear on reverse side.).ESOP VOTING INSTRUCTION CARD — MB Bancorp, Inc.2015 Annual Meeting of ShareholdersMB BANCORP, INC.May 26, 201512:00 p.m.The undersigned hereby instructs Julia A. Newton, Lawrence W. Williams and Lisa M. McGuire-Dick (collectively referred to as the ‘‘ESOP Trustees’’), tovote all shares of common stock of MB Bancorp, Inc. (the ‘‘Company’’) which are allocated to the account(s) of the undersigned pursuant to the MadisonBank of Maryland Employee Stock Ownership Plan (the ‘‘ESOP’’) at the Annual Meeting of Shareholders to be held at Madison Bank of Maryland’s mainoffice located at 1920
Rock Spring Road, Forest Hill, Maryland on Tuesday, May 26, 2015 at 12:00 p.m., local time, and at any and all adjournments thereof,as set forth thereon.qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Dear Participant
As a participant in the Madison Bank of Maryland 401(k) Plan (the “401(k) Plan”) you are entitled to direct Julia A. Newton, Lawrence W. Williams and Lisa M. McGuire-Dick (collectively referred to as the “401(k) Plan Stock Fund Trustees”) how to vote the shares of MB Bancorp, Inc. common stock held in the MB Bancorp, Inc. Stock Fund and credited to your 401(k) Plan account on the proposals presented at the Annual Meeting of Shareholders of MB Bancorp on May 26, 2015 (the “Annual Meeting”).
The 401(k) Plan Stock Fund Trustees will vote all shares of the Company common stock for which timely voting instructions are received as directed by the 401(k) Plan participants. The 401(k) Plan Stock Fund Trustees will vote all shares for which no instructions are given or for which instructions were not timely received in a manner calculated to most accurately reflect the instructions the 401(k) Plan Stock Fund Trustees receive from 401(k) Plan participants, subject to their fiduciary duties.
HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS
The enclosed 401(k) Plan Voting Instruction Card allows you to transmit your voting instructions to the 401(k) Plan Stock Fund Trustees via US Mail (a postage-paid envelope is provided), the internet or by telephone. Please note that to direct the 401(k) Plan Stock Fund Trustees to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions, electing not to vote on a matter is not considered an instruction to the 401(k) Plan Stock Fund Trustees.
CONFIDENTIALITY OF VOTING INSTRUCTIONS
Your specific voting instructions to the 401(k) Plan Stock Fund Trustees will be completely confidential. The Company’s transfer agent (“Computershare”) will tabulate the voting instructions provided by 401(k) Plan participants and report the aggregate voting results to the 401(k) Plan Stock Fund Trustees. Computershare has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of MB Bancorp or Madison Bank of Maryland.
DELIVERY OF PROXY MATERIALS
A copy of the Company’s Annual Meeting Proxy Statement (“Proxy Statement”) and a copy of its 2014 Annual Report to Shareholders are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Tuesday, May 26, 2015, at 12:00 p.m., local time, in Forest Hill, Maryland.
DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS
Your voting instructions must be received by Computershare by 11:59 p.m. Central Time on May 19, 2015. If you participate in more than one Madison Bank of Maryland benefit plan that holds MB Bancorp common stock, please provide voting instructions for all of the benefit plans.
Sincerely,

Julia A. Newton
President and Chief Executive Officer

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X0225LC1 U P X +401(k) PLAN VOTING INSTRUCTION CARD.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears on this voting instruction card.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.+B Non-Voting ItemsAFor Against Abstain2. The ratification of the appointment of Stegman & Companyas the company’s independent registered public accountingfirm for the fiscal year ending December 31, 2015.4. The approval of the frequency of a shareholder vote toapprove the compensation of the named executive officers.For Against Abstain3. The approval of the compensation of the named executiveofficers.Change of Address — Please print new address below. Comments — Please print your comments below.IMPORTANT ANNUAL MEETING INFORMATIONOneYearTwoYearThreeYears AbstainProposals — The Board of Directors recommends a vote FOR the named nominees, FOR Proposals 2 and 3 and, withrespect to Proposal 4, ‘‘One Year.’’01 – Barry A. Kuhne 02 – Julia A. Newton1. Election of Directors: For Withhold For WithholdqIF YOU HAVE NOT VOTED VIA THE INTERNET OR
TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your voting instruction card, you may choose one ofthe voting methods outlined below to vote.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Your voting instruction card must be received by 11:59 p.m., CentralTime, on May 19, 2015.Vote by InternetGo to www.investorvote.com/MBCQOr scan the QR code with your smartphoneFollow the steps outlined on the secure websiteVote by telephoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephoneFollow the instructions provided by the recorded message

Notice of 2015 Annual Meeting of ShareholdersThe undersigned acknowledges receipt from the Company prior to the execution of this voting instruction card, of Notice of Annual Meeting, a ProxyStatement dated April 23, 2015 and the Company’s 2014 Annual Report to Shareholders.In order to be effective, voting instructions must be received by Computershare no later than 11:59 p.m. Central time on May 19, 2015. You must specificallymark your instructions on this voting instruction card. Items left blank will not be considered instructions to the 401(k) Plan Stock Fund Trustees.The Board of Directors of the Company recommends a vote ‘‘FOR’’ the named nominees, ‘‘FOR’’ Proposals 2 and 3 and, with respect to Proposal 4, ‘‘One Year.’’(Items to be voted appear on reverse side.).401(k) PLAN VOTING INSTRUCTION CARD — MB Bancorp, Inc.2015 Annual Meeting of ShareholdersMB BANCORP, INC.May 26, 201512:00 p.m.The undersigned hereby instructs Julia A. Newton, Lawrence W. Williams and Lisa M. McGuire-Dick (collectively referred to as the ‘‘401(k) Plan Stock FundTrustees’’), to vote all shares of common stock of MB Bancorp, Inc. (the ‘‘Company’’) which are credited to the account(s) of the undersigned pursuant tothe Madison Bank of Maryland 401(k) Plan (the ‘‘401(k) Plan’’) at the Annual Meeting of Shareholders to be held at Madison Bank of
Maryland’s main officelocated at 1920 Rock Spring Road, Forest Hill, Maryland on Tuesday, May 26, 2015 at 12:00 p.m., local time, and at any and all adjournments thereof, asset forth hereon.qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q